                                  $100,000,000


                     7-3/4% SENIOR SUBORDINATED NOTES DUE 2015

                           IRON MOUNTAIN INCORPORATED


                             UNDERWRITING AGREEMENT


                                December 16, 2002



Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York  10179

Ladies/Gentlemen:

         Iron Mountain Incorporated, a corporation organized and existing under the laws of Pennsylvania (the "COMPANY"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in
Schedule I hereto (the "UNDERWRITERS"), for whom Bear, Stearns & Co. Inc. is acting as representative (the "REPRESENTATIVE"), an aggregate of $100,000,000 principal amount of the Company's 7-3/4% Senior Subordinated Notes due 2015 (the "NOTES"). The Notes will be irrevocably and unconditionally guaranteed (the "GUARANTEES") by the subsidiaries of the Company listed in Schedule II hereto that have signed this Agreement (each, a "GUARANTOR" and, collectively, the "GUARANTORS"), and will be issued pursuant to the Base Indenture, as supplemented by the First Supplemental Indenture thereto (as so supplemented, the "INDENTURE"), each to be dated as of the Closing Date (as hereinafter defined), among the Company, the Guarantors and The Bank of New York, as trustee (in such capacity, the "TRUSTEE"). If you are the only Underwriter, all references herein to the Representative shall be deemed to be to the Underwriter.

         1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE GUARANTORS. The Company and each of the Guarantors jointly and severally represents and warrants to, and agrees with, each of the Underwriters that:

              (a) The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form S-3 (No. 333-54030), filed on January 19, 2001, as amended by Amendment No. 1 thereto, filed on January 29, 2001 (the "2001 REGISTRATION STATEMENT") and a registration statement on Form S-3 (No. 333-75068), filed on December 13, 2001, as amended by Amendment No. 1 thereto, filed on February 11, 2002 (the "2002 REGISTRATION STATEMENT"), for the registration of the Company's debt and other securities, as described therein, including the Notes, under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission

(the "RULES AND REGULATIONS") under the Securities Act. Such registration statements, as so amended, have been declared effective by the Commission and copies have heretofore been delivered to the Underwriters. The 2001 Registration Statement and the 2002 Registration Statement, as so amended, including all information, if any, deemed to be a part thereof pursuant to Rule 430A of the Rules and Regulations, are collectively referred to herein as the "REGISTRATION STATEMENT." No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission. The Company will file the Prospectus (as defined below) with the Commission pursuant to Rule 424(b) of the Rules and Regulations. The base prospectus contained in the 2001 Registration Statement and the base prospectus contained in the 2002 Registration Statement, at the time each such registration statement was declared effective, as supplemented by the final prospectus supplement relating to the offering and sale of the Notes (the "OFFERING"), in the form in which it is to be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, are hereinafter collectively referred to as the "PROSPECTUS," except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the Offering which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus supplement (and the related base prospectus) relating to the Offering filed with the Commission pursuant to Rule 424 of the Rules and Regulations is hereafter called the "Preliminary Prospectus." Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3, which were filed under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), on or before the effective date of the Registration Statement or the date of the Prospectus, as the case may be, and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the effective date of the Registration Statement or the date of the Prospectus, as the case may be, which is incorporated therein by reference and (ii) any such document so filed. All references in this Agreement to the Registration Statement and the Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

              (b) At the time of the effectiveness of the Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 of the Rules and Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act is filed and at the Closing Date (as hereinafter defined), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations thereunder and the Exchange Act and the

Rules and Regulations thereunder and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, or the Preliminary Prospectus, if any, in light of the circumstances under which they were made, not misleading. When a related Preliminary Prospectus, if any, was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules and Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus, if any, and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the respective Rules and Regulations thereunder and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or related Preliminary Prospectus, if any, or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through you specifically for use therein ("UNDERWRITERS' INFORMATION"). The parties acknowledge and agree that the Underwriters' Information consists solely of the material included in the third and fifth paragraphs under the caption "Underwriting" in the prospectus supplement portion of the Prospectus.

              (c) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in or incorporated by reference into the Registration Statement and the Prospectus, there has been no material adverse change or any development involving a prospective material adverse change in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet presented in or incorporated by reference into the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred or undertaken any liabilities or obligations, direct or contingent, which are material to the Company and its subsidiaries taken as a whole, except for liabilities or obligations which are reflected in or incorporated by reference into the Registration Statement and the Prospectus.

              (d) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

              (e) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the Rules and Regulations thereunder, and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the Closing Date (as hereinafter defined), will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (f) The Company and each of its subsidiaries has been duly incorporated or formed, is validly existing as a corporation, limited liability company or Massachusetts statutory business trust in good standing under the laws of its jurisdiction of incorporation or formation and has the corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation, limited liability company or statutory business trust authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect (financial or otherwise) on the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT").

              (g) All of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable; all of such capital stock or other ownership interests (in the case of the Company's wholly-owned subsidiaries) or all of such capital stock or other ownership interests that the Company owns (in the case of less than wholly-owned subsidiaries as disclosed in the Prospectus or Schedule III hereto) are owned directly or indirectly by the Company, in each case, free and clear of any security interest, claim, lien, encumbrance or adverse claim of any nature, except as disclosed in the Prospectus or such as are not material to the business prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole; and Schedule III hereto sets forth the Company's ownership interest in any subsidiary (as defined in Regulation S-X Rule 1-02(n) of the Rules and Regulations) that is less than wholly-owned.

              (h) This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors and is a valid and binding agreement of the Company and the Guarantors enforceable in accordance with its terms except as (i) rights to indemnity and contribution hereunder may be limited by applicable law, (ii) the enforceability hereof may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and (iii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

              (i) The Notes have been duly and validly authorized by the Company for issuance and sale pursuant to this Agreement, each Guarantee has been duly and validly authorized by the Guarantor to which it relates and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to the Underwriters against payment therefor as provided by this Agreement, the Notes and the Guarantees will be entitled to the benefits of the Indenture, and will be valid and binding obligations of the Company and the Guarantors, respectively, enforceable in accordance with their terms except as
(i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

              (j) The Indenture has been duly and validly authorized by the Company and each of the Guarantors and has been duly qualified under the Trust Indenture Act of 1939, as amended, and when executed and delivered by the Company and each of the Guarantors, assuming the due authorization, execution and delivery thereof by the Trustee, will be a valid and binding agreement of the Company and the Guarantors, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and
(ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. The Indenture will conform and any amendment or supplement thereto will conform with the requirements of the Trust Indenture Act of 1939, as amended.

              (k) The Notes and Guarantees conform as to legal matters to the description thereof contained in the Prospectus.

              (l) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or comparable organizational documents or in default (and no condition exists which, with notice or lapse of time or both, would constitute a default) in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound except for such defaults as could not, individually or in the aggregate, have a Material Adverse Effect.

              (m) The execution, delivery and performance of this Agreement, the Indenture, the Notes and the Guarantees and compliance by the Company and the Guarantors with all the provisions hereof and thereof, as the case may be, and the consummation of the transactions contemplated hereby and thereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the securities or Blue Sky laws of the various states or jurisdictions outside the United States), and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws or comparable organizational documents of the Company or any of its subsidiaries or any agreement, indenture or other instrument to which it or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company, any of its subsidiaries or their respective property.

              (n) Except as otherwise set forth in the Prospectus, there are no material legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any of their respective property is the subject, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated.

              (o) Neither the Company nor any of its subsidiaries is currently in violation of any foreign, federal, state or local law or regulation relating to the protection of human health or safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder, which singly, or in the aggregate, could be reasonably expected to have a Material Adverse Effect on the Company or its subsidiaries, taken as a whole.

              (p) The Company and each of its subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("PERMITS") including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its respective business, except to the extent that the failure to have such Permits would not singly, or in the aggregate, have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole; the Company and each of its subsidiaries has fulfilled and performed all of its material obligations with respect to such Permits and no event has occurred which has or after notice or lapse of time would singly, or in the aggregate, have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole; and, except as described in the Prospectus, such Permits contain no restrictions that materially interfere with the business or operations of the Company or any of its subsidiaries as currently conducted.

              (q) In the ordinary course of its business, when the Company or any of its subsidiaries acquires a fee interest in a parcel of real property located in the United States, the Company conducts a review of the property (generally consisting of a Phase I environmental assessment or similar study prepared on behalf of the seller or a predecessor owner of such property) to determine whether any conditions exist on the property that would constitute a violation of Environmental Laws or would require a material amount of capital or operating expenditures for clean-up, closure or compliance with Environmental Laws. In the ordinary course of its business, when the Company or any of its subsidiaries enters into a long-term real property lease for property located in the United States, the Company conducts an internal review, which may or may not result in a Phase I environmental assessment or similar study (although the Company would typically obtain a Phase I or similar study where the Company would have the right to acquire a fee interest in such real property), as it relates to such real property to determine whether any conditions exist on the property that would constitute a violation of Environmental Laws or would require a material amount of capital or operating expenditures for clean-up, closure or compliance with Environmental Laws. In the ordinary course of its business, the Company utilizes local counsel to obtain advice regarding owned or leased real property and local environmental matters outside the United States. On the basis of such reviews and advice, the Company has concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.

              (r) Except as otherwise set forth in the Prospectus or such as are not material to the business prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, the Company and each of its subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due and payable, to all property and assets described in the Prospectus as being owned by it. All leases to which the Company or any of its subsidiaries is a party are valid and binding and no default by the Company of any of its subsidiaries, by any other party, has occurred or is continuing thereunder, which might result singly, or in the aggregate, in a Material Adverse Effect to the Company or its subsidiaries, taken as a whole, and the Company and its subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.

              (s) The Company and each of its subsidiaries maintains, with insurers of recognized standing, reasonably adequate insurance against property and casualty loss, general liability, business interruption and such other losses and risks, in each case, in such amounts as are prudent and customary in the business in which they are engaged.

              (t) Arthur Andersen LLP, who certified certain consolidated financial statements and supporting schedules of the Company, were independent public accountants as required by the Securities Act, the Exchange Act and the respective Rules and Regulations thereunder.

              (u) Deloitte & Touche LLP, who are the current auditors of the Company and RSM Robson Rhodes, who have certified certain financial statements of Iron Mountain Europe Limited, each are independent public accountants as required by the Securities Act, the Exchange Act and the respective Rules and Regulations thereunder.

              (v) The financial statements, together with related schedules and notes forming part of the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Prospectus at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Prospectus (and any amendment or supplement thereto) is, to the Company's knowledge, in all material respects, accurately presented and prepared on a basis reasonably consistent with the books and records of the Company.

              (w) Based on the knowledge of the chief executive officer and chief financial officer of the Company, (i) the Annual Report on Form 10-K for the year ended December 31, 2001, and the Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2002, June 30, 2002 and September 30, 2002 (each a "Report", and collectively, the "Reports"), fully comply with the requirements of Section 13(a) or 15(d) of the Exchange Act; and (ii) the information contained in each Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the date of filing with the Commission.

              (x) The pro forma financial statements and other pro forma financial information (including the notes thereto) included or incorporated by reference in the Registration Statement and in the Prospectus (i) present fairly the information shown therein, (ii) have been prepared in accordance with
Article 11 of Regulation S-X and the related Rules and Regulations adopted by the Commission with respect to pro forma financial statements and (iii) have been properly compiled on the basis described therein, and the assumptions used in the preparation of such pro forma financial statements and other pro forma financial information (including the notes thereto) are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

              (y) The transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Notes) will not violate or result in a violation of Section 7 of the Exchange Act, or any Rules and Regulations promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System.

              (z) Neither the Company nor any of its affiliates does business with the Government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes (Chapter 92 128, Laws of Florida).

              (aa) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus and all of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and were not issued in violation of or subject to any preemptive rights.

              (bb) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments for sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, the Company (other than any such arrangements created exclusively by or relating exclusively to one or more of the Company's stockholders) or any wholly-owned subsidiary thereof or with respect to any capital stock or other ownership interest that the Company or any of its subsidiaries (as defined in Regulation S-X Rule 1-02(n) of the Rules and Regulations) owns in a less than wholly-owned subsidiary except as otherwise disclosed in the Prospectus or such as are not material to the business prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

              (cc) The Company has disclosed in the Prospectus any business relationships or related party transactions of the type that is required to be disclosed by Item 404 of Regulation S-K of the Rules and Regulations.

              (dd) There is (i) no significant unfair labor practice complaint pending against the Company or any of its subsidiaries or, to the best knowledge of the Company, threatened against any of them, before the National Labor Relations Board or any foreign, state or local labor relations board, and no significant grievance or arbitration proceeding arising out of or under any collective bargaining agreement is pending against the Company or any of its subsidiaries or, to the best knowledge of the Company, threatened against any of them, and (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company or any of its subsidiaries or, to the best knowledge of the Company, threatened against it or any of its subsidiaries, which, singly or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

              (ee) The chief executive officer and chief financial officer of the Company are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 of the Rules and Regulations under the Exchange Act) for the Company and have (i) designed such disclosure controls and procedures to ensure that material information relating to the Company and its subsidiaries is made known to the chief executive officer and chief financial officer by others within the Company and its subsidiaries,
(ii) evaluated the effectiveness of the of the Company's disclosure controls and procedures as of a date (the "EVALUATION DATE") within 90 days prior to the filing of the September 10-Q, and (iii) presented in the September 10-Q their conclusions about the effectiveness of the disclosure controls and procedures based on their evaluation as of the Evaluation Date. The chief executive officer and chief financial officer of the Company have disclosed, based upon their evaluation as of the Evaluation Date, to the Company's auditors and the Audit Committee of the Company's Board of Directors (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and have identified for the Company's auditors any material weaknesses in internal controls, and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls. The chief executive officer and chief financial officer have indicated in the September 10-Q whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the Evaluation Date, including any corrective actions with regard to significant deficiencies and material weaknesses.

              (ff) The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that
(i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              (gg) All material tax returns required to be filed by the Company and each of its subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of its subsidiaries, have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

              (hh) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by them in connection with their respective businesses, and neither the Company nor any such subsidiary has received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect, except as described in or contemplated by the Prospectus.

              (ii) No Restricted Subsidiary (as defined in the Indenture) of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Restricted Subsidiary's capital stock, from repaying to the Company any loan or advances to such Restricted Subsidiary from the Company or from transferring any of such Restricted Subsidiary's property or assets to the Company or any other Restricted Subsidiary of the Company, except as described in or contemplated by the Prospectus.

              (jj) Immediately after each of the Guarantors has entered into the Guarantee to which it is a party, (i) the fair value of the assets of such Guarantor will exceed the debts and liabilities, subordinated, contingent or otherwise, of such Guarantor, (ii) the present fair saleable value of the property of such Guarantor will be greater than the amount that will be required to pay the probable liabilities of such Guarantor on its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities, subordinated, contingent or otherwise, become absolute and matured,
(iii) such Guarantor will be able to pay its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, and (iv) such Guarantor will not have an unreasonably small capital with which to conduct the business in which it is engaged as such business is conducted and is proposed to be conducted following the Closing Date.

              (kk) Neither the Company nor any of its subsidiaries intends, or intends to permit any of its respective subsidiaries, to incur debts beyond its ability to pay such debts as they mature, taking into account the timing and the amounts of cash to be received by the Company or any of its subsidiaries and the timing and the amounts of cash to be payable on or in respect of the Company's indebtedness or the indebtedness of each subsidiary.

              (ll) Except as have been irrevocably waived in writing, no holder of securities of the Company has any rights to the registration of securities of the Company because of the filing of the Registration Statement or otherwise in connection with the sale of the Notes contemplated hereby.

              (mm) None of the Company and the Guarantors is, or upon consummation of the transactions contemplated under this Agreement and the Indenture will be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT") or be subject to registration under the Investment Company Act.

              (nn) There are no contracts or other documents that are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations that have not been so described or filed. (oo) The statistical and market-related data included in the Prospectus is based on or derived from sources which the Company believes to be reliable and accurate.

         2. PURCHASE, SALE AND DELIVERY OF THE NOTES.

              (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters and the Underwriters, severally and not jointly, agree to purchase from the Company, the aggregate principal amount of the Notes set forth opposite the name of such Underwriter on
Schedule I hereto, at the purchase price set forth opposite the name of such Underwriter on Schedule I hereto.

              (b) Payment of the purchase price for, and delivery of certificates for, the Notes shall be made at the office of Latham & Watkins, 885 Third Avenue, New York, New York 10022 ("UNDERWRITERS' COUNSEL"), or at such other place as shall be agreed upon by you and the Company, at 10:00 A.M., New York City time, on the ninth business day (as permitted under Rule 15c6-1 under the Exchange Act) (unless postponed in accordance with the provisions of Section 6 or Section 9 hereof) following the date hereof or such other time not later than thirteen business days after such date as shall be agreed upon by you and the Company (such time and date of payment and delivery being herein called the "CLOSING DATE").

              (c) Payment for the Notes shall be made to or upon the order of the Company of the purchase price by wire transfer in Federal (same day) funds to the Company or as directed by the Company upon delivery of certificates for the Notes to you through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters against receipt therefor signed by you or on your behalf. The

Notes to be delivered to you shall be registered in such name or names and shall be in such denominations as you may request at least two business days before the Closing Date. The Company will permit you to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

         3. OFFERING. Upon the Company's authorization of the release of the Notes, the Underwriters propose to offer the Notes for sale to the public upon the terms and conditions set forth in the Prospectus.

         4. COVENANTS OF THE COMPANY. The Company covenants and agrees with each of the Underwriters that:

              (a) If, at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement to comply with the Securities Act or the Rules and Regulations, or to file under the Exchange Act so as to comply therewith any document incorporated by reference in the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will notify you promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to you) which will correct such statement or omission or which will effect such compliance and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

              (b) The Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, all amendments of and supplements to such documents, if any, all documents incorporated by reference in the Registration Statement and Prospectus or any amendment thereof or supplement thereto, as you may reasonably request. Prior to 10:00 A.M., New York time, or if it is not possible to do so prior to such time, as soon thereafter as practicable, on the business day next succeeding the date of this Agreement and from time to time thereafter the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request. The Company will timely file the Prospectus with the Commission as required by Rule 424(b) of the Rules and Regulations.

              (c) The Company will endeavor in good faith, in cooperation with you, at or prior to the date of the Prospectus, to qualify the Notes for offering and sale under the securities or Blue Sky laws of such jurisdictions as you may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process where it is not already so subject.

              (d) The Company will make generally available (within the meaning of Section 11(a) of the Securities Act) to its security holders and to the Underwriters as soon as practicable, but in any event not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the date of the Prospectus occurs, an earnings statement of the Company and its subsidiaries (which need not be audited) complying with the provisions of Rule 158 of the Regulation covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement.

              (e) During the period from the date hereof until 45 calendar days after the Closing Date, the Company shall not offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or any Guarantor or warrants to purchase debt securities of the Company or any Guarantor substantially similar to the Notes (other than (i) the Notes, (ii) the Guarantees and (iii) commercial papers issued in the ordinary course of business), without the Representative's prior written consent.

              (f) Whether or not required by the Rules and Regulations, so long as any Notes are outstanding and so long as the Indenture so requires, the Company will furnish to you at your reasonable request copies of all reports or other communications (financial or other) furnished to security holders, and to deliver to you (i) as soon as they are available, copies of any and all reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission).

              (g) The Company will apply the proceeds from the sale of the Notes as set forth under "Use of Proceeds" in the Prospectus.

              (h) The Company will use its best efforts to do or perform, or cause to be done or performed, all things required or necessary to be done and performed under this Agreement by the Company and the Guarantors prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Notes.

              (i) The Company will use its best efforts in cooperation with the Underwriters to permit the Notes to be eligible for clearance and settlement through the facilities of The Depository Trust Company.

              (j) The Company will take all reasonable action necessary to enable Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("MOODY'S") to reaffirm their respective credit ratings on the Company's outstanding senior subordinated debt, including for this purpose, the issuance of the Notes.

              (k) The Company has not and will not (and has not permitted its affiliates to, and will cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes and neither the Company nor any of its affiliated purchasers (as defined in Rule 100 of Regulation M under the Exchange Act) will take any action prohibited by Regulation M under the Exchange Act.

              (l) The Company, during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations thereunder.

         5. PAYMENT OF EXPENSES. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of the obligations of the Company hereunder, including the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Notes under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of producing the Blue Sky Memoranda, all expenses in connection with the qualification of the Notes for offering and sale under state securities or Blue Sky laws as provided in Section 4(c) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iii) all fees and expenses in connection with the inclusion of the Notes in the book-entry system of The Depository Trust Company; (iv) all travel expenses of the Company's officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Notes; (v) fees paid to rating agencies in connection with the Notes and (vi) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Notes. The Company also will pay or cause to be paid:
(i) the cost of preparing certificates for the Notes; (ii) the cost and charges of any transfer agent or registrar; and (iii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 5.

         6. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters to purchase and pay for the Notes under this Agreement are subject to the satisfaction of each of the following conditions:

              (a) The Registration Statement shall have become, and shall remain, effective on the date of this Agreement and through the Closing Date; the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 4(b) hereof; and, at or prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

              (b) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

              (c) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any downgrading, nor shall any notice have been given of any intended or potential downgrading in the rating accorded any of the Company's securities by any nationally recognized securities rating organization, or any public announcement that any such organization has under surveillance or review its rating of any such securities (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading of such rating).

              (d) (i) Since the date of the latest balance sheet included in the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the business prospects, financial condition or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, except as otherwise described in the Registration Statement or Prospectus, (ii) as of the Closing Date, the obligations of the Company to be performed hereunder on or prior thereto have been duly performed, (iii) since the date of the latest balance sheet included in the Prospectus there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of the Company from that set forth in the Prospectus, except as otherwise described in the Registration Statement or Prospectus, (iv) the Company and its subsidiaries shall have no liability or obligation, direct or contingent, which is material to the Company and its subsidiaries, taken as a whole, other than those in the Registration Statement or Prospectus, and (v) on the Closing Date you shall have received a certificate dated the Closing Date, signed by C. Richard Reese, in his capacity as Chairman of the Board and Chief Executive Officer, and by John F. Kenny, Jr., in his capacity as Executive Vice President and Chief Financial Officer of the Company, confirming the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 6.

              (e) At the Closing Date you shall have received the written opinion of Sullivan & Worcester LLP, counsel for the Company, dated the Closing Date, addressed to the Underwriters in the form attached hereto as Annex I and in form and substance reasonably satisfactory to the Underwriters and Underwriters' Counsel.

              (f) At the Closing Date you shall have received the written opinion of Garry Watzke, Esq., General Counsel for the Company, dated the Closing Date, addressed to the Underwriters in the form attached hereto as Annex II and in form and substance reasonably satisfactory to the Underwriters and Underwriters' Counsel.

              (g) At the Closing Date you shall have received the written opinion of Ballard Spahr Andrews & Ingersoll, LLP, special Pennsylvania counsel to the Company, dated the Closing Date, addressed to the Underwriters in the form attached hereto as Annex III and in form and substance reasonably satisfactory to the Underwriters and Underwriters' Counsel.

              (h) The Underwriters shall have received on the Closing Date the written opinion of Latham & Watkins, counsel for the Underwriters, dated the Closing Date, as to such matters as the Underwriters shall reasonably request.

              (i) The Underwriters shall have received (i) a letter or letters on and as of the date of this Agreement (each, an "INITIAL LETTER"), in form and substance satisfactory to you, from each of Deloitte & Touche LLP (with respect to Iron Mountain Incorporated) and RSM Robson Rhodes (with respect to Iron Mountain Europe Limited), each independent public accountants, with respect to the financial statements and certain financial information contained in the Prospectus and letters on and as of the Closing Date, in form and substance satisfactory to you, from each of Deloitte & Touche LLP and RSM Robson Rhodes confirming the information contained in the initial letter or letters provided by such accountants, and (ii) a certificate dated as of the date of this Agreement, signed by C. Richard Reese, in his capacity as Chairman of the Board and Chief Executive Officer of the Company, and by John F. Kenny, Jr., in his capacity as Executive Vice President and Chief Financial Officer of the Company, with respect to the consolidated financial statements, and related schedules and notes, of the Company audited by Arthur Andersen LLP and incorporated by reference into the Registration Statement.

              (j) The Underwriters shall have received a letter on the Closing Date from the Company confirming that less than 10% of the net proceeds from the sale of the Notes will be used to repay any credit facility in which any of the Underwriters or any of their affiliates or associates are parties or lenders.

              (k) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole, the effect of which, in any such case described above, is, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

              (l) The Company shall have complied with the provisions of Section 4(b) hereof with respect to the furnishing of Prospectuses on the next business day succeeding the date of this Agreement.

              (m) On or prior to the Closing Date, The Depository Trust Company shall have accepted the Notes for clearance.

              (n) The Company shall have furnished the Underwriters and Underwriters' Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

         If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 6 shall not be in all material respects reasonably satisfactory in form and substance to you and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be cancelled by you at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

         7. INDEMNIFICATION.

              (a) Each of the Company and the Guarantors shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including, but not limited to, attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or any amendment thereof, or related Preliminary Prospectus, if any, or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through you expressly for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have including under this Agreement.

              (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including, but not limited to, attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or related Preliminary Prospectus, if any, or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through you expressly for use therein. This indemnity will be in addition to any liability which any Underwriter may otherwise have including under this Agreement.

              (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action or
(iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or reasonably could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or reasonably could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

         8. CONTRIBUTION. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting, in the case of losses, liabilities, claims, damages and expenses suffered by the Company any contribution received by the Company from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Notes or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and (y) the underwriting discount received by the Underwriters bear to the total price to the public of the Notes, in each case as set forth in the Prospectus. The relative fault of the Company and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within in the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this

Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and
(ii) of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise. The obligations of the Underwriters to contribute pursuant to this Section 8 are several in proportion to the respective principal amount of Notes purchased by each of the Underwriters hereunder and not joint.

         9. DEFAULT BY AN UNDERWRITER.

              (a) If one or more of the Underwriters shall fail at the Closing Date to purchase the Notes which it or they are obligated to purchase under this Agreement (the "DEFAULTED NOTES") and such Defaulted Notes do not exceed in the aggregate 10% of the aggregate principal amount of the Notes, then each non-defaulting Underwriter shall purchase an aggregate amount of the Defaulted Notes equal to the proportion that the aggregate principal amount of Notes to be purchased by such Underwriter as set forth opposite such Underwriter's name on
Schedule I hereto bears to the aggregate principal amount of Notes to be purchased by all non-defaulting Underwriters.

              (b) Notwithstanding the foregoing, if the Defaulted Notes equal or exceed in the aggregate 10% of the aggregate principal amount of the Notes, then the non-defaulting Underwriters shall have the right, within 48 hours after the Closing Date, to make arrangements for one or more of such non-defaulting Underwriters to purchase all, but not less than all, of the Defaulted Notes in such amounts as may be agreed upon among such non-defaulting Underwriters and upon the terms herein set forth; PROVIDED that if the non-defaulting Underwriters shall not have completed such arrangements within such 48-hour period, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriters or the Company and the Guarantors.

         No action taken pursuant to this Section 9 shall relieve any defaulting Underwriter from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement, any of the non-defaulting Underwriters or the Company shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Prospectus or in any other documents or arrangements.

         10. SURVIVAL OF REPRESENTATIONS AND AGREEMENTS. All representations and warranties, covenants and agreements of the Underwriters and the Company contained in this Agreement, including the agreements contained in Section 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Notes to and by the Underwriters. The representations contained in Section 1 and the agreements contained in Sections 5, 7, 8 and 11(d) hereof shall survive the termination of this Agreement, including termination pursuant to Section 9 or 11 hereof.

         11. EFFECTIVE DATE OF AGREEMENT; TERMINATION.

              (a) This Agreement shall become effective upon the later of when
(i) you and the Company shall have received notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. Until this Agreement becomes effective as aforesaid, it may be terminated by the Company by notifying you or by you by notifying the Company. Notwithstanding the foregoing, the provisions of this Section 11 and of Sections 1, 5, 7 and 8 hereof shall at all times be in full force and effect.

              (b) You shall have the right to terminate this Agreement at any time prior to the Closing Date: (A) if any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, the market for the Company's securities or securities in general; or (B) if trading on the New York Stock Exchange (the "EXCHANGE") shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the Exchange or by order of the Commission or any other governmental authority having jurisdiction; or (C) if a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (D) if any downgrading shall have occurred in the Company's corporate credit rating or the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act;) or if any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities; or (E) (i) if there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (ii) if there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (i) or (ii), in your sole judgment, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Notes on the terms and in the manner contemplated by the Prospectus.

              (c) Any notice of termination pursuant to this Section 11 shall be in writing.

              (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to (i) notification by you as provided in Section 11(a) hereof or (ii) Section 9(b) or 11(b) hereof), or if the sale of the Notes provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by you, reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the Underwriters in connection herewith.

         12. NOTICES. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

              (a) if sent to any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention: John T. Kilgallon, with a copy to Latham & Watkins, 885 Third Avenue, New York, New York 10022, Attention: Robert A. Zuccaro, Esq.;

              (b) if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company and its counsel at the addresses set forth in the Registration Statement, Attention: Garry B. Watzke, Esq., with a copy to Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts, 02111, Attention: William J. Curry, Esq.;

PROVIDED, HOWEVER, that any notice to an Underwriter pursuant to Section 7 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to you, if any, which address will be supplied to any other party hereto by you upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

         13. CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES. Each of the Company and the Guarantors:

              (a) irrevocably submits to the jurisdiction of any New York State or federal court sitting in New York City and any appellate court from any court thereof in any action or proceeding arising out of or relating to this Agreement or any other document delivered hereunder;

              (b) irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or in such federal court; and

              (c) irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consents, to the fullest extent permitted by law, to service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Company or any of the Guarantors at its address as provided in Section 10(c) of this Agreement, such service to become effective five days after such mailing;

              (d) Except as set forth in subsections (a), (b) and (c) above, nothing in this Section 13 shall affect the right of any person to serve legal process in any other manner permitted by law or affect the right of any person to bring any action or proceeding against the Company or any Guarantor or their properties in the courts of other jurisdictions.

         14. PARTIES. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters and the Company and the controlling persons, directors, officers, employees and agents referred to in Section 7 and 8, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Notes from any of the Underwriters.

         15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

         16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         17. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         18. TIME IS OF THE ESSENCE. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

                            [signature page follows]

         If the foregoing correctly sets forth the understanding between you and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof.


                          Very truly yours,

                          IRON MOUNTAIN INCORPORATED


                          By:    /s/ C. Richard Reese
                                -----------------------------------------------
                                Name:  C. Richard Reese
                                Title:    Chairman & CEO


                          COMAC, INC.
                          DSI TECHNOLOGY ESCROW SERVICES, INC.
                          IRON MOUNTAIN GLOBAL, INC.
                          IRON MOUNTAIN INFORMATION MANAGEMENT, INC.
                          MOUNTAIN REAL ESTATE ASSETS, INC.


                          By:    /s/ C. Richard Reese
                                -----------------------------------------------
                                Name:  C. Richard Reese
                                Title:    Sole Director

                          ARCUS DATA SECURITY, LLC
                          IRON MOUNTAIN SECURE SHREDDING LLC

                          By: Iron Mountain Information Management, Inc., its sole member


                          By:    /s/ C. Richard Reese
                                -----------------------------------------------
                                Name:  C. Richard Reese
                                Title:    Sole Director



                          IRON MOUNTAIN GLOBAL, LLC

                          By:  Iron Mountain Global, Inc., its sole member


                          By:    /s/ C. Richard Reese
                                -----------------------------------------------
                                Name:  C. Richard Reese
                                Title:    Sole Director



                          IRON MOUNTAIN BUSINESS TRUST #1

                          By:    /s/ C. Richard Reese
                                -----------------------------------------------
                                Name:  C. Richard Reese
                                Title:    Trustee

                          By:    /s/ John F. Kenny, Jr.
                                -----------------------------------------------
                                Name:  John F. Kenny, Jr.
                                Title:    Trustee

                          By:    /s/ Garry B. Watzke
                                -----------------------------------------------
                                Name:  Garry B. Watzke
                                Title:    Trustee

Accepted as of the date first above written

BEAR, STEARNS & CO. INC.


By:    /s/ H. C. Charles Diao
      -----------------------------------------
      Name:  H. C. Charles Diao
      Title: Senior Managing Director

                                   SCHEDULE I



                           Aggregate Principal         Aggregate Purchase
                           Amount of Notes             Price of Notes
Name Of Underwriter        To be Purchased             To be Purchased
-------------------        -------------------         ------------------

Bear, Stearns & Co. Inc.   $ 100,000,000                $   99,000,000



                           ================
                Total..... $ 100,000,000                $   99,000,000


                                    S-I - 1

                                   SCHEDULE II


                               LIST OF GUARANTORS



                                      NAME

                         Iron Mountain Information Management, Inc.
                         COMAC, Inc.
                         Arcus Data Security LLC
                         Iron Mountain Global, Inc.
                         Iron Mountain Global, LLC
                         Iron Mountain Secure Shredding LLC
                         DSI Technology Escrow Services, Inc.
                         Mountain Real Estate Assets, Inc.
                         Iron Mountain Business Trust #1


                                    S-II - 1

                                  SCHEDULE III






ENTITY NAME ("A")                                                 OWNED BY ("B")
-----------------                                                 -------------
USA


Upper Providence Venture I, L.P.                                  Iron Mountain Information Management, Inc.
                                                                  (1% GP, 54% LP)

LATIN/SOUTH AMERICA

H. Investments Ltd.                                               Iron Mountain South America Limited
Sistemas de Archivo Corporativo S.A. de R.L. de C.V.              Iron Mountain Mexico S.A. de R.L de C.V.
Sistemas de Archivo S.A. de R.L. de C.V.                          Sistemas de Archivo Corporativo S.A. de R.L. de C.V.
Sistemas de Archivo de Mexico S.A. de R.L.                        Sistemas de Archivo Corporativo S.A. de R.L. de C.V.
Iron Mountain South America Limited                               Iron Mountain Cayman Limited
IMSA Peru SRL                                                     Iron Mountain South America Limited
Iron Mountain Peru S.A.                                           IMSA Peru SRL
Iron Mountain Chile S.A.                                          Iron Mountain South America Limited
Iron Mountain do Brasil Emprenedimentos Ltda.                     Iron Mountain South America Limited
Iron Mountain Argentina                                           Iron Mountain South America Limited
Box Security                                                      Iron Mountain South America Limited
Iron Mountain do Brasil S.A.                                      Iron Mountain do Brasil Emprenedimentos Ltda.
Almacenaje Y Administracion de Archives LTDA                      Iron Mountain Chile S.A. (99.9%) and
                                                                  Custodia de Documentos LTDA de Archives LTDA ((0.1%)
Custodia de Documentos LTDA de Archives LTDA                      Iron Mountain Chile S.A. (99.9% and
                                                                  Immobiliria E Inversiones LA Primavera LTDA (0.1%)
Immobiliria E Inversiones LA Primavera LTDA                       Iron Mountain Chile S.A. (99.9%) and
                                                                  Iron Mountain South America (0.1%)
Movers & Files                                                    H. Investments

EUROPE

Iron Mountain Europe Limited                                      Iron Mountain Group (Europe) Limited
TM 1177 Ltd.                                                      Iron Mountain Group (Europe) Limited
Iron Mountain (UK) Limited                                        Iron Mountain Europe Limited




                                                                            "B"S         IM US         IM US
                                                                           PERCENT      PERCENT       "NET" %
                                                                          OWNERSHIP    OWNERSHIP     OWNERSHIP
ENTITY NAME ("A")                                                          OF "A"        OF "B"       OF "A"
-----------------                                                         ---------    ---------     ---------
USA


Upper Providence Venture I, L.P.
                                                                           55.00%        100.00%       55.00%

LATIN/SOUTH AMERICA

H. Investments Ltd.                                                       100.00%         50.10%       50.10%
Sistemas de Archivo Corporativo S.A. de R.L. de C.V.                       50.10%        100.00%       50.10%
Sistemas de Archivo S.A. de R.L. de C.V.                                  100.00%         50.10%       50.10%
Sistemas de Archivo de Mexico S.A. de R.L.                                100.00%         50.10%       50.10%
Iron Mountain South America Limited                                        50.10%        100.00%       50.10%
IMSA Peru SRL                                                              99.88%         50.10%       50.05%
Iron Mountain Peru S.A.                                                    99.90%         50.0399%     50.00%
Iron Mountain Chile S.A.                                                   55.00%         50.10%       27.56%
Iron Mountain do Brasil Emprenedimentos Ltda.                              99.90%         50.10%       50.05%
Iron Mountain Argentina                                                    80.50%         50.10%       40.30%
Box Security                                                               99.90%         50.10%       50.05%
Iron Mountain do Brasil S.A.                                               70.00%         50.05%       34.33%
Almacenaje Y Administracion de Archives LTDA                              100.00%         50.10%       50.10%
Custodia de Documentos LTDA de Archives LTDA                              100.00%         50.10%       50.10%
Immobiliria E Inversiones LA Primavera LTDA                               100.00%         50.10%       50.10%
Movers & Files                                                            100.00%         50.10%       50.10%

EUROPE

Iron Mountain Europe Limited                                               50.10%        100.00%       50.10%
TM 1177 Ltd.                                                              100.00%        100.00%      100.00%
Iron Mountain (UK) Limited                                                100.00%         50.10%       50.10%



                                Schedule III - 1





ENTITY NAME ("A")                                                 OWNED BY ("B")
-----------------                                                 -------------
USA

Arcus Data Security, Limited                                      Iron Mountain Europe Limited
The Document Storage Company Limited                              Iron Mountain Europe Limited
Iron Mountain Scotland (Holdings) Limited                         Iron Mountain Europe Limited
Iron Mountain Scotland Limited                                    Iron Mountain Scotland (Holdings) Limited
Iron Mountain Ireland (Holdings) Ltd.                             Iron Mountain Holdings (Europe) Limited
Iron Mountain Ireland Ltd.                                        Iron Mountain Ireland (Holdings) Ltd.
JAD 93 Limited                                                    Iron Mountain Scotland  (Holdings) Limited
Document and Information Management Services Limited              Iron Mountain Europe Limited
Kestrel Data Services Limited                                     Iron Mountain (UK) Limited
Miller Data Management Limited                                    Iron Mountain (UK) Limited
Kestrel Data UK Limited                                           Kestrel Data Services Limited
Britannia Data Management Ltd.                                    Kestrel Data UK Limited
Kestrel Reprographics Limited                                     Kestrel Data UK Limited
Datavault Limited                                                 Datavault Holdings Limited (65.97%,
                                                                  Iron Mountain Europe Limited (28.12%),
                                                                  Silver Sky Limited (5.9%)
Silver Sky Limited                                                Iron Mountain Europe Limited
Datavault Holdings Limited                                        Iron Mountain Europe Limited
Datavault Northwest Limited                                       Datavault Limited
Datavault Southwest Limited                                       Datavault Limited
Iron Mountain Deutschland GmbH                                    Iron Mountain Europe Limited
Archive Services Limited                                          Iron Mountain (UK) Limited
Jones and Crossland Limited                                       Archive Services Limited
Iron Mountain Holdings (Europe) Limited                           Iron Mountain Europe Limited
Iron Mountain Holdings (France) SNC                               Document and Information Management
                                                                      Limited (99.9%) and
                                                                  Miller Data Management Limited (0.1%)
Iron Mountain (France) S.A.                                       Iron Mountain Holdings (France) S.n.c.
FIME S.A.                                                         Iron Mountain (France) S.A.
Memogarde S.A.                                                    FIME S.A.
Societe Civile Immobiliere du Chemin Cornillon                    FIME S.A.
Iron Mountain Espana S.A.                                         Iron Mountain Holdings (Europe) Limited
Innovator Projects, S.A.                                          Iron Mountain Holdings (Europe) Limited
Datavault S.A.                                                    Iron Mountain Holdings (Europe) Limited (36.8%) and
                                                                  Innovator Projects, S.A. (63.2%)
Iron Mountain Iberica, SL                                         Datavault, S.A. (99.98%),
                                                                  Innovator Projects, S.A. (0.1%),
                                                                  Iron Mountain Holdings (Europe) Limited (0.1%)




                                                                            "B"S         IM US         IM US
                                                                           PERCENT      PERCENT       "NET" %
                                                                          OWNERSHIP    OWNERSHIP     OWNERSHIP
ENTITY NAME ("A")                                                          OF "A"        OF "B"       OF "A"
-----------------                                                         ---------    ---------     ---------
USA

Arcus Data Security, Limited                                              100.00%         50.10%       50.10%
The Document Storage Company Limited                                      100.00%         50.10%       50.10%
Iron Mountain Scotland (Holdings) Limited                                 100.00%         50.10%       50.10%
Iron Mountain Scotland Limited                                            100.00%         50.10%       50.10%
Iron Mountain Ireland (Holdings) Ltd.                                     100.00%         50.10%       50.10%
Iron Mountain Ireland Ltd.                                                100.00%         50.10%       50.10%
JAD 93 Limited                                                            100.00%         50.10%       50.10%
Document and Information Management Services Limited                      100.00%         50.10%       50.10%
Kestrel Data Services Limited                                             100.00%         50.10%       50.10%
Miller Data Management Limited                                            100.00%         50.10%       50.10%
Kestrel Data UK Limited                                                   100.00%         50.10%       50.10%
Britannia Data Management Ltd.                                            100.00%         50.10%       50.10%
Kestrel Reprographics Limited                                             100.00%         50.10%       50.10%
Datavault Limited                                                         100.00%         50.10%       50.10%
Silver Sky Limited                                                        100.00%         50.10%       50.10%
Datavault Holdings Limited                                                100.00%         50.10%       50.10%
Datavault Northwest Limited                                               100.00%         50.10%       50.10%
Datavault Southwest Limited                                               100.00%         50.10%       50.10%
Iron Mountain Deutschland GmbH                                            100.00%         50.10%       50.10%
Archive Services Limited                                                  100.00%         50.10%       50.10%
Jones and Crossland Limited                                               100.00%         50.10%       50.10%
Iron Mountain Holdings (Europe) Limited                                   100.00%         50.10%       50.10%
Iron Mountain Holdings (France) SNC                                       100.00%         50.10%       50.10%
Iron Mountain (France) S.A.                                               100.00%         50.10%       50.10%
FIME S.A.                                                                 100.00%         50.10%       50.10%
Memogarde S.A.                                                            100.00%         50.10%       50.10%
Societe Civile Immobiliere du Chemin Cornillon                            100.00%         50.10%       50.10%
Iron Mountain Espana S.A.                                                 100.00%         50.10%       50.10%
Innovator Projects, S.A.                                                  100.00%         50.10%       50.10%
Datavault S.A.                                                             70.80%         50.10%       35.47%

Iron Mountain Iberica, SL                                                 100.00%         50.10%       50.10%



                                Schedule III - 2





ENTITY NAME ("A")                                                 OWNED BY ("B")
-----------------                                                 --------------
USA

Upper Providence Venture I, L.P.                                  PLRH, Inc. (1% GP) & Iron Mountain, Inc. (54% LP)

LATIN/SOUTH AMERICA

Sistemas de Archivo Corporativo S.A. de R.L. de C.V.              Iron Mountain Mexico S.A. de R.L de C.V.
Sistemas de Archivo S.A. de R.L. de C.V.                          Sistemas de Archivo Corporativo S.A. de R.L. de C.V.
Sistemas de Archivo de Mexico S.A. de R.L.                        Sistemas de Archivo Corporativo S.A. de R.L. de C.V.
Iron Mountain South America Ltd.                                  Iron Mountain Cayman Ltd.
IMSA Peru SRL                                                     Iron Mountain South America Ltd.
Iron Mountain Peru S.A.                                           IMSA Peru SRL
Iron Mountain Chile S.A.                                          Iron Mountain South America Ltd.
Iron Mountain do Brasil Emprendimentos Ltda.                      Iron Mountain South America Ltd.
C.A.D.A. Storage S.A.                                             Iron Mountain South America Ltd.
Box Security                                                      Iron Mountain South America Ltd.
Iron Mountain do Brasil S.A.                                      Iron Mountain do Brasil Emprendimentos Ltda.

EUROPE

Iron Mountain Europe Ltd.                                         Iron Mountain (Europe) Group Ltd.
Iron Mountain (UK) Ltd.                                           Iron Mountain Europe Ltd.
Arcus Data Security, Ltd.                                         Iron Mountain Europe Ltd.
The Document Storage Company Ltd.                                 Iron Mountain Europe Ltd.
Stortext (Holdings) Ltd.                                          Iron Mountain Europe Ltd.
Stortext Limited                                                  Stortext (Holdings) Ltd.
JAD 93 Limited                                                    Stortext (Holdings) Ltd.
Document and Information Management Services Ltd.                 Iron Mountain Europe Ltd.
Kestrel Data Services Limited                                     Iron Mountain (UK) Ltd.
Miller Data Management Limited                                    Iron Mountain (UK) Ltd.
Kestrel Data UK Limited                                           Kestrel Data Services Limited
Kestrel Data Storage and Management Ltd.                          Kestrel Data UK Limited
Kestrel Reprographics Limited                                     Kestrel Data UK Limited
Datavault Limited                                                 Iron Mountain Europe Ltd.
Silver Sky Ltd.                                                   Iron Mountain Europe Ltd.
Datavault Holdings Limited                                        Iron Mountain Europe Ltd.
Datavault Northwest Limited                                       Datavault Limited
Datavault Southwest Limited                                       Datavault Limited
Iron Mountain Deutschland GmbH                                    Iron Mountain Europe Ltd.
Archive Services Limited                                          Iron Mountain (UK) Ltd.
Jones and Crossland Limited                                       Archive Services Limited
Iron Mountain Holdings (Europe) Limited                           Iron Mountain Europe Ltd.
Iron Mountain Holdings (France) S.n.c.                            DIMS & Miller Data Mgmt. Ltd.
Iron Mountain (France) S.A.                                       Iron Mountain Holdings (France) S.n.c.
MAP S.A.                                                          Iron Mountain (France) S.A.
BDM S.A.                                                          MAP S.A.
FIME S.A.                                                         BDM S.A.
Memogarde S.A.                                                    FIME S.A.
France Telesauvegarde S.A.                                        FIME S.A.
Societe Civile Immobiliere du Chemin Cornillon                    FIME S.A.
Iron Mountain Iberica S.L.                                        IM Holdings (Europe) Ltd., Innovator Projects S.A. & Datavault
                                                                  S.A.
Iron Mountain Espana S.A.                                         Iron Mountain Holdings (Europe) Limited
Documentalia S.A.                                                 Iron Mountain Espana S.A.
Innovator Projects S.A.                                           Iron Mountain Holdings (Europe) Limited
Datavault S.A.                                                    IM Holdings (Europe) Ltd. & Innovator Projects S.A.




                                                                       "B"S        IM US         IM US
                                                                     PERCENT      PERCENT       "NET" %
                                                                    OWNERSHIP    OWNERSHIP     OWNERSHIP
ENTITY NAME ("A")                                                     OF "A"       OF "B"       OF "A"
-----------------                                                   ---------    ---------     ---------
USA

Upper Providence Venture I, L.P.                                      55.00%       100.00%       55.00%

LATIN/SOUTH AMERICA

Sistemas de Archivo Corporativo S.A. de R.L. de C.V.                  50.10%       100.00%       50.10%
Sistemas de Archivo S.A. de R.L. de C.V.                             100.00%        50.10%       50.10%
Sistemas de Archivo de Mexico S.A. de R.L.                           100.00%        50.10%       50.10%
Iron Mountain South America Ltd.                                      50.10%       100.00%       50.10%
IMSA Peru SRL                                                         99.88%        50.10%       50.03%
Iron Mountain Peru S.A.                                               99.60%        50.03%       49.83%
Iron Mountain Chile S.A.                                              55.00%        50.10%       27.56%
Iron Mountain do Brasil Emprendimentos Ltda.                          99.90%        50.10%       50.05%
C.A.D.A. Storage S.A.                                                 99.90%        50.10%       50.05%
Box Security                                                          99.90%        50.10%       50.05%
Iron Mountain do Brasil S.A.                                          70.00%        50.05%       35.04%

EUROPE

Iron Mountain Europe Ltd.                                             50.10%       100.00%       50.10%
Iron Mountain (UK) Ltd.                                              100.00%        50.10%       50.10%
Arcus Data Security, Ltd.                                            100.00%        50.10%       50.10%
The Document Storage Company Ltd.                                    100.00%        50.10%       50.10%
Stortext (Holdings) Ltd.                                             100.00%        50.10%       50.10%
Stortext Limited                                                     100.00%        50.10%       50.10%
JAD 93 Limited                                                       100.00%        50.10%       50.10%
Document and Information Management Services Ltd.                    100.00%        50.10%       50.10%
Kestrel Data Services Limited                                        100.00%        50.10%       50.10%
Miller Data Management Limited                                       100.00%        50.10%       50.10%
Kestrel Data UK Limited                                              100.00%        50.10%       50.10%
Kestrel Data Storage and Management Ltd.                             100.00%        50.10%       50.10%
Kestrel Reprographics Limited                                        100.00%        50.10%       50.10%
Datavault Limited                                                    100.00%        50.10%       50.10%
Silver Sky Ltd.                                                      100.00%        50.10%       50.10%
Datavault Holdings Limited                                           100.00%        50.10%       50.10%
Datavault Northwest Limited                                          100.00%        50.10%       50.10%
Datavault Southwest Limited                                          100.00%        50.10%       50.10%
Iron Mountain Deutschland GmbH                                       100.00%        50.10%       50.10%
Archive Services Limited                                             100.00%        50.10%       50.10%
Jones and Crossland Limited                                          100.00%        50.10%       50.10%
Iron Mountain Holdings (Europe) Limited                              100.00%        50.10%       50.10%
Iron Mountain Holdings (France) S.n.c.                               100.00%        50.10%       50.10%
Iron Mountain (France) S.A.                                          100.00%        50.10%       50.10%
MAP S.A.                                                             100.00%        50.10%       50.10%
BDM S.A.                                                             100.00%        50.10%       50.10%
FIME S.A.                                                            100.00%        50.10%       50.10%
Memogarde S.A.                                                       100.00%        50.10%       50.10%
France Telesauvegarde S.A.                                           100.00%        50.10%       50.10%
Societe Civile Immobiliere du Chemin Cornillon                       100.00%        50.10%       50.10%
Iron Mountain Iberica S.L.                                           100.00%        50.10%       50.10%
Iron Mountain Espana S.A.                                            100.00%        50.10%       50.10%
Documentalia S.A.                                                    100.00%        50.10%       50.10%
Innovator Projects S.A.                                              100.00%        50.10%       50.10%
Datavault S.A.                                                       100.00%        50.10%       50.10%


                                Schedule III - 3

                                     ANNEX I

                  FORM OF OPINION OF COMPANY'S OUTSIDE COUNSEL


              (i) Each of the Guarantors (i) has been duly incorporated or formed, (ii) is validly existing as a corporation, limited liability company or Massachusetts statutory business trust, (iii) is in good standing under the laws of its jurisdiction of incorporation or formation and (iv) has the corporate, limited liability company or statutory business trust power and authority required to carry on its business as it is described in the Registration Statement and the Prospectus.

              (ii) The Company is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

              (iii) All of the issued and outstanding shares of capital stock of, or other ownership interests in, each of the Guarantors have been duly and validly authorized and issued and are fully paid and non-assessable, and are, to our knowledge, owned beneficially by the Company or its subsidiaries, free and clear of any perfected security interest or adverse claim, except to the extent described in the Prospectus or as would not be material to the business, prospects, financial conditions or results of operations of the Company and its subsidiaries, taken as a whole.

              (iv) The Indenture has been duly authorized by all necessary corporate, limited liability company or statutory business trust, as the case may be, action of the Guarantors and, when the Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered to the Underwriters against payment therefor as provided by the Underwriting Agreement, the Notes and the Guarantees will be entitled to the benefits of the Indenture, and will be valid and binding obligations of the Company and the Guarantors, respectively, enforceable in accordance with their terms.

              (v) The Underwriting Agreement has been duly delivered by the Company and duly authorized, executed and delivered by the Guarantors.

              (vi) The Indenture has been duly delivered by the Company and duly authorized, executed and delivered by the Guarantors and is a valid and binding agreement of the Company and the Guarantors enforceable in accordance with its terms.

              (vii) The statements under the "Description of the Notes," "Description of Certain Indebtedness", "Material United States Federal Income Tax Considerations" and "Underwriting" in the Prospectus, as amended or supplemented through the date hereof, insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, fairly present the information so summarized with respect to such legal matters, documents and proceedings.


                                   Annex I - 1

              (viii) To our knowledge, no holder of any securities of the Company has the right to require registration of any security of the Company in connection with the filing of the Registration Statement or the issuance of the Notes.

              (ix) The execution, delivery and performance of the Underwriting Agreement, the Indenture and the Notes, the performance of the Guarantees, and compliance by the Company and the Guarantors with all the provisions thereof and the consummation of the transactions contemplated thereby do not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (or pursuant to any consent decree known to us by which the Company or a Guarantor is bound), and do not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws or comparable organizational documents of the Company or any of the Guarantors or any agreement filed as an exhibit to the Registration Statement, the Company's Annual Report on Form 10-K for the year ended December 31, 2001 (the "Annual Report") or the Company's Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2002, June 30, 2002 and September 30, 2002, including any amendments thereto (each a "Quarterly Report" and, together, the Quarterly Reports") or the Company's Current Report on Form 8-K dated June 19, 2002 or any other agreement or other document known to us under which the Company or any of the Guarantors has outstanding indebtedness for money borrowed in excess of $4,000,000, or violate or conflict with any laws, administrative regulations or rulings or, to our knowledge, court decrees applicable to the Company, any of the Guarantors or their respective property.

              (x) To our knowledge (A) no legal or governmental proceedings are pending or threatened to which the Company or any of the Guarantors is a party or to which any of their respective property is subject that are required to be described in the Prospectus and are not so described and (B) no contract or other document is required to be described in the Prospectus or filed as an exhibit to the Registration Statement that is not so described or filed.

              (xi) Neither the Company nor any Guarantor is now, nor immediately after the offering of the Notes as described in the Prospectus will be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is or will be subject to registration under the Investment Company Act.

              (xii) The Registration Statement has become effective under the Act, and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose are pending before or threatened by the Commission. Any required filing of the Prospectus pursuant to Rule 424 under the Act has been made in accordance with said Rule 424. The Indenture has been duly qualified under the Trust Indenture Act.

              (xiii) The Registration Statement and the Prospectus and any supplements or amendments thereto (except for (i) the financial statements and the notes thereto and the schedules and other financial data included or incorporated by reference


                                   Annex I - 2
therein, and (ii) the part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) of the Trustee under the Trust Indenture Act, as to which we express no opinion), as of their respective effective dates or issue dates, complied as to form in all material respects with the requirements of the Act.

              (xiv) The Annual Report, the Quarterly Reports and the Current Report on Form 8-K filed with the Commission on June 19, 2002 (except for the financial statements and the notes thereto and the schedules and other financial data included or incorporated by reference therein, as to which we express no opinion) complied as to form when filed with the Commission in all material respects with the requirements of the Exchange Act.

Such opinion shall also recite that:

In the course of the Company's preparation of the Registration Statement and the Prospectus, we have participated in conferences with officers and other representatives of the Company, counsel for the Underwriters, representatives of the independent public accountants for the Company, and you, at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although we are not passing upon, and do not assume responsibility for, the factual accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus and have not made any independent check or verification thereof (except as set forth in paragraph (vii)), on the basis of the foregoing, we advise you that (except as to (i) the financial statements, schedules and other financial data included in the Registration Statement or the Prospectus, and (ii) that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act, as to which you have not asked us to express, and as to which we do not express, any views) no facts have come to our attention that would lead us to believe that (x) the Registration Statement (including the documents incorporated by reference therein), as of the time it became effective under the Act, as of March 21, 2002 at the time of filing the Annual Report, or on the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or (y) the Prospectus (including the documents incorporated by reference therein), at the time it was first provided to the Underwriters for use in connection with the offering of the Notes or at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


                                   Annex I - 3

                                    ANNEX II

                  FORM OF OPINION OF COMPANY'S GENERAL COUNSEL

              (i) the statements under the captions "Item 11. Executive Compensation" and "Item 13. Certain Relationships and Related Transactions" in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 and under the caption "Executive Compensation" in the Company's Notice of Annual Meeting and Proxy Statement dated April 25, 2002 incorporated by reference in the Prospectus, as amended or supplemented, insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

              (ii) the execution, delivery and performance of the Underwriting Agreement, the Indenture, the Notes and the Guarantees and compliance by the Company and the Guarantors with all the provisions thereof and the consummation of the transactions contemplated thereby do not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the securities or Blue Sky laws of the various states or jurisdictions outside the United States), and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws or comparable organizational documents of the Company or any of its subsidiaries or any agreement, indenture or other instrument to which it or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company, any of its subsidiaries or their respective property;

              (iii) I do not know of (A) any legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of their respective property is subject which is required to be described in the Prospectus and is not so described, or (B) any contract or other document which is required to be described in the Prospectus or filed as an exhibit to the Registration Statement and is not so described or so filed;

              (iv) to my knowledge, neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or comparable organizational documents and, to my knowledge, neither the Company nor any of its subsidiaries is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective properties are bound;

              (v) all leases to which the Company or any of its subsidiaries is a party relating to real property in Massachusetts or California are valid and binding and no default has occurred or is continuing thereunder which might result in any material adverse change in the business prospects, financial condition or results of operations of


                                  Annex II - 1
the Company and its subsidiaries taken as a whole, and the Company and its subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made thereof by the Company or such subsidiary; and

              (vi) to my knowledge, the Company and each of its subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("Permits"), including without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its respective business in the manner described in the Prospectus; to my knowledge, the Company and each of its subsidiaries has fulfilled and performed all of its material obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any other material impairment of the rights of the holder of any such Permit, except as in each case as would not, singly or in the aggregate, have a material adverse effect (financial or otherwise) on the Company and its subsidiaries, taken as a whole and, except as described in the Prospectus, such Permits contain no restrictions that materially interfere with the business or operations of the Company or any of its subsidiaries as currently conducted.

Such opinion shall also recite that:

I assisted in collecting information requested by your counsel and outside counsel to the Company and responded to inquiries concerning the Company and its subsidiaries raised by such counsel, and I have reviewed the Registration Statement and the Prospectus; although except as expressly set forth herein, I am not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus, no facts have come to my attention that would lead me to believe that (except as to (i) financial statements, schedules and other financial data contained therein and (ii) that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act, as to which I express no view), (x) the Registration Statement (including the documents incorporated by reference therein), as of the time it became effective under the Act, as of March 21, 2002 at the time of filing the Annual Report, or on the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or (y) the Prospectus (including the documents incorporated by reference therein), at the time it was first provided to the Underwriters for use in connection with the offering of the Notes or at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


                                  Annex II - 2

                                    ANNEX III

         FORM OF OPINION OF SPECIAL PENNSYLVANIA COUNSEL TO THE COMPANY

              (i) The Company is a corporation duly incorporated and validly subsisting under the laws of the Commonwealth of Pennsylvania and has the corporate power to own, lease and operate its properties and to conduct its business as described in the Prospectus, to execute, deliver an perform its obligations under the Underwriting Agreement and the Indenture and to consummate the transactions contemplated by the Underwriting Agreement and by the Prospectus.

              (ii) The Underwriting Agreement and the Indenture have been duly executed by the Company.

              (iii) The execution, delivery and performance of the Underwriting Agreement, the Indenture and the Note, and the consummation of the transactions contemplated therein, have been duly authorized by all necessary corporate action on the part of the Company and will not (i) violate the provisions of the Articles of Incorporation or Bylaws of the Company or (ii) violate any present statute, rule or regulation promulgated by the Commonwealth of Pennsylvania which in our experience is normally applicable both to general business corporations which are not engaged in regulated business activities and to transactions of the type contemplated by the Registration Statement, the Prospectus, the Indenture, the Note and the Underwriting Agreement.

              (iv) The statements under the captions "Description of Capital Stock" and "Description of Certain Provisions of Pennsylvania Law and Our Articles of Incorporation and ByLaws" in the Prospectus and "Item. 15. Indemnification of Directors and Officers" in the Registration Statement have been reviewed by us, and insofar as such statements constitute summaries of certain provisions of the Articles of Incorporation or Bylaws of the Company, statutes, rules, regulations or statements of law, they constitute fair summaries thereof.

              (v) No consent or approval of, or notice to or filing with, any governmental authority or agency of the Commonwealth of Pennsylvania under any provision of applicable Law is required by the Company in connection with the execution and delivery of the Indenture or the issuance of the Note pursuant to the Indenture, or the offer and sale of the Note pursuant to the Underwriting Agreement, except those already obtained or made or those described in the Prospectus.


                                    A-III - 1